UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2012

CELLYNX GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-27147	95-4705831
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

4014 Calle Isabella San Clemente, California 92672
(Address of principal executive offices)

(916) 305-5290

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01                      Changes in Registrant’s Certifying Accountant.

(a) On May 8, 2012, and acting upon a decision to change accountants recommended and approved by the Board of Directors of CelLynx Group, Inc. (the “Registrant”), the Registrant decided not to renew the Gruber & Company, LLC (“Gruber & Company”) engagement, which has audited the financial statements of the Company for the fiscal years ending September 30, 2010 and 2011.

The Registrant has authorized without limitation Gruber & Company, its former accountant, to respond fully to the inquiries of the successor accountant concerning any matter falling within the scope of the successor accountant's services to be provided to the Registrant.

The Registrant is not aware of any issues that had not been resolved to the satisfaction of Gruber & Company prior to the Registrant's deciding not to renew the Gruber & Company engagement on May 8, 2012.

(b) On May 8, 2012, and acting upon a decision to change accountants recommended and approved by the Registrant's Board of Directors, the Registrant engaged Thomas J. Harris, CPA to audit the Registrant’s financial statements beginning with the quarter ended March 31, 2012.

During the Registrant's two most recent fiscal years, and any subsequent interim period prior to engaging Thomas J. Harris, CPA, neither the Registrant nor anyone acting on its behalf consulted Thomas J. Harris, CPA with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Registrant's financial statements; (iii) any matter that was the subject of a disagreement between the Registrant and Thomas J. Harris, CPA, or (iv) any other matter.

The Registrant has requested Thomas J. Harris, CPA to review the disclosure required by this Item 4.01 before it is filed with the Commission and has provided Thomas J. Harris, CPA the opportunity to furnish the Registrant with a letter addressed to the Commission containing any new information, clarification of the Registrant's expression of its views, or the respects in which it does not agree with the statements made by the Registrant in this Current Report. The newly engaged accountant has indicated to the Registrant that no such letter will be issued.

Concurrently with its filing of this current report with the Commission, the Registrant has provided Gruber & Company with a copy of the disclosures it is making in response to this Item 4.01, together with a request that Gruber & Company furnish the Registrant with a letter addressed to the Commission stating whether it agrees with the statements made by the Registrant herein and, if not, stating the respects in which it does not agree. A copy of the letter dated May 11, 2012, furnished by Gruber & Company in response to that request is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01                    Financial Statements and Exhibits

Exhibit

Number               Description

16.1                      Letter from Gruber & Company dated May 11, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELLYNX GROUP, INC. (Registrant)

Date: May 11, 2012	By:	/s/ Norman Collins
Name: Norman Collins
Title: Chief Executive Officer